n Kost Forer Gabbay & Kasierer 3 Aminadav St. Tel-Aviv 67067, Israel	n Phone: 972-3-6232525 Fax: 972-3-5622555

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration No. 333-13144) of our report dated February 7, 2005, with respect to the consolidated financial statements of Compugen Ltd., included in this Annual Report on Form 20-F for the year ended December 31, 2004.

     Yours Truly,

February 28, 2005 KOST FORER GABBAY & KASIERER

Tel-Aviv, Israel   A Member of Ernst & Young Global

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